Document is copied.
                                    EXHIBIT 1

                MANAGING PLACEMENT AGENT (UNDERWRITING) AGREEMENT

RH Investment Corporation
October 25, 2000
                                1,000,000 SHARES

                                   ROEX, INC.

                       MANAGING PLACEMENT AGENT AGREEMENT

                                October 25, 2000

RH Investment Corporation
15760 Ventura Boulevard
Suite 1732
Encino, CA 91436

Gentlemen:

Roex, Inc., a California corporation ("Company"), hereby confirms its agreement with you, as Managing Placement Agent, as follows:

SECTION 1. Description of the Offering. The Company proposes to offer for sale and sell to the public up to 1,000,000 shares of its common stock, par value $.0001 per share ("Common Stock"), at the price of $6.00 per share ("Offering").

All funds received from subscribers will be held in escrow by the Wells Fargo Bank, Encino, California ("Escrow Agent"), pursuant to an agreement among you, the Company and the Escrow Agent ("Escrow Agreement"). The Company will determine, in its sole discretion, to accept or reject subscriptions for Common Stock within five days following receipt thereof. Funds of an investor whose subscription is rejected will be promptly returned directly to such person by the Escrow Agent, without interest thereon or deduction therefrom, pursuant to the terms of the Escrow Agreement.

In the event that at least 500,000 shares of Common Stock have not been sold within 90 days from the initial effective date of the Registration Statement (as hereinafter defined) under the Securities Act of 1933, as amended ("Securities Act"), which period may be extended for an additional 60 days by you, the Offering will terminate and all funds received from subscribers will be promptly returned in full by the Escrow Agent directly to subscribers, without interest thereon or deduction therefrom, as provided in the Escrow Agreement. Provided that at least 500,000 shares of Common Stock are sold within the foregoing period, the Company may continue to offer the Common Stock for sale until (i) 1,000,000 shares are sold or (ii) December 31, 2000, whichever first occurs; the Offering may be terminated at any time prior thereto at the discretion of the Company.

The Company reserves the right to refuse to sell shares of Common Stock to any person at any time.
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The Company,  the Common Stock and the Offering are more fully  described in the
Registration   Statement  (as  hereinafter   defined)  and  the  Prospectus  (as
hereinafter defined). All terms used in this Agreement, unless specifically defined herein, shall have the meanings set forth in such Registration Statement and Prospectus.

SECTION 2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with you, that:

         (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of California. The Company has the full power and authority and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental and regulatory officials and bodies required to own its properties and conduct its business as described in the Prospectus (as herein defined); the Company is duly qualified to do business under the laws of (and is in good standing as such in) each jurisdiction in which it owns or leases property, has an office, or in which business is conducted and such qualification is required, except where the failure to so qualify would not have a material adverse effect on the business, assets or financial condition of the Company, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

         (b) The Company does not own or control, directly or indirectly, any corporation, association, partnership or other entity other than as identified in the Registration Statement (as herein defined).

         (c) The execution, delivery and performance by the Company of this Agreement has been duly authorized by all necessary action and will not (i) violate any provision of the Articles of Incorporation or Bylaws of the Company (in each case as amended at the time of this Agreement), (ii) result in the breach, or be in contravention, of any provision of any agreement, franchise, license, indenture, mortgage, deed of trust or other instrument to which the Company is a party or by which the Company or its property may be bound or affected, or any order, law, statute, rule or regulation applicable to the Company of any court or regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its property, or any order of any court or governmental agency or authority entered in any proceeding to which the Company was or is now a party or by which it is bound or (iii) result in the creation of any lien, charge or encumbrance upon any property of the Company. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement by the Company, or the consummation by the Company of the transactions contemplated hereby, other than under the

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                  Securities  Act,  the  Securities  Exchange  Act of  1934,  as
                  amended, and the rules and regulations promulgated by the Securities and Exchange Commission ("Commission") thereunder (collectively, the "Exchange Act"), state securities laws and regulations (collectively, the "Blue Sky Laws") applicable to the public offering of the Common Stock as described in the Registration Statement and the Prospectus (as hereinafter defined), and/or the rules of the National Association of Securities Dealers, Inc. ("NASD"). This Agreement has been duly executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except insofar as rights to indemnity or contribution may be limited by applicable law and subject to bankruptcy, insolvency or similar laws generally affecting the rights of creditors and equitable principles affecting the right to obtain specific enforcement or similar equitable relief.

         (d) A registration statement on Form SB-2 (Registration File No. 333-92299) and Amendments thereto with respect to the Common Stock has been carefully prepared by the Company in conformity with the requirements of the Securities Act and the rules and regulations ("Rules and Regulations") of the Commission thereunder, and has been filed with the Commission; the Company has so prepared and has filed or proposes to file prior to the effective date of such registration statement or subsequent to such effective date pursuant to Rule 430A under the Rules and Regulations, an additional amendment or amendments to such registration statement. There have been delivered to you and your counsel two signed copies of such registration statement, as initially filed with the Commission and each amendment thereto, together with copies of each exhibit filed therewith, and two conformed copies of such registration statement, as initially filed with the Commission and each amendment thereto (but without exhibits) and of each related preliminary prospectus ("Preliminary Prospectus") and of the proposed final form of prospectus. As used in this Agreement, the term "Registration Statement" means such registration statement, including exhibits, financial statements and schedules and documents incorporated therein by reference, as finally amended and revised at the time such registration statement becomes effective, including the information, if any, deemed to be a part thereof pursuant to Rule 430A of the Rules and Regulations, and the term "Prospectus" means the related prospectus in the form first filed on behalf of the Company with the Commission pursuant to Rule 424(b) under the Securities Act. Any reference herein to any Registration Statement, Preliminary Prospectus or the
                  Prospectus shall be deemed to refer to and include the documents and information, if any, incorporated by reference therein. Any reference to any amendment or supplement to any Registration Statement, Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after such date under the Exchange Act and incorporated therein by reference.

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         (e)      Neither the Commission nor any state  securities or "blue sky"
                  authorities has issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed fully in all material respects with
                  the   requirements  of  the  Securities  Act,  the  Rules  and
                  Regulations and the Blue Sky Laws and, as of its date, has not included any untrue statement of a material fact or omitted to state a fact required to be stated therein or necessary to
                  make  the  statements   therein  not   misleading;   when  the
                  Registration Statement becomes effective, and at all times subsequent thereto up to each Closing Date(as defined herein),
                  the  Registration  Statement  and  the  Prospectus,   and  any
                  amendments or supplements thereto, will contain all statements that are required to be stated therein in accordance with the Securities Act, the Rules and Regulations and the Blue Sky Laws and will in all material respects conform to the requirements of the Securities Act, the Rules and Regulations and the Blue Sky Laws, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state a fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from any Preliminary Prospectus, the Registration Statement, the Prospectus, or any
                  such  amendment  or  supplement,   in  reliance  upon  and  in
                  conformity with written information furnished to the Company by you specifically for inclusion therein.

         (f) There are no contracts or other documents, transactions or relationships of or by and between the Company or any of the respective officers or directors of the Company required to be described in the Registration Statement or filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations which have not been described or filed as required or incorporated by reference as permitted by the Securities Act and the Rules and Regulations.

         (g) The Company has authorized capital stock as set forth in the Prospectus. All outstanding shares of capital stock of the Company have been duly authorized, validly and legally issued and are fully paid and nonassessable; such shares have not been issued in violation of or subject to any preemptive rights provided for by law or by the Company's Articles of Incorporation or Bylaws. The Common Stock conforms in all material respects to all statements with respect thereto contained in the Prospectus, and such statements conform to the provisions set forth in the Articles of Incorporation and Bylaws of the Company.

         (h) The shares of Common Stock sold in the Offering, upon receipt of full payment therefor and delivery by the Company, will be duly authorized, validly and legally issued, fully paid and

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                  nonassessable,  and will not have been issued in  violation of or subject to any preemptive rights provided for by law or by the Company's Articles of Incorporation or Bylaws or be subject to any lien, claim, encumbrance, security interest, preemptive rights or any other claim of any third party.

         (i) Except as described in the Prospectus, there is not pending, or, to the knowledge of the Company, threatened, any action, suit, proceeding, inquiry or investigation to which the Company is a party, or to which the property of the Company is subject, before or brought by any court, governmental agency or body or arbitration tribunal, which, if determined adversely to the Company, would result in any material adverse change in the business, financial position, net worth, results of operations or prospects of the Company, or materially and adversely affect its property or assets.

         (j) The financial statements and the related notes included in the Registration Statement, in any Preliminary Prospectus or in the Prospectus present fairly the financial position, results of operations and cash flows of the Company at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles, except as otherwise stated therein. Stonefield, Josephson, Inc., who have audited certain financial statements as set forth in their report included in the Registration Statement and Prospectus and each Preliminary Prospectus, are independent accountants as required by the Securities Act and the Rules and Regulations.

         (k) The Company is not in violation of its Articles of Incorporation and Bylaws, or in default or breach under any court or administrative order or decree, or in default with respect to any provision of any lease, loan agreement, franchise, license, permit, agreement or other contractual obligation to which the Company is a party or by which the Company or any of its property is bound, and there does not exist any state of facts which constitutes an event of default or breach under such documents or which, upon notice or lapse of time or both, would constitute such an event of default or breach except those, if any, described in the Prospectus or such defaults or breaches which, individually or in the aggregate, are not, and with notice or lapse of time, or both, would not become, material to the Company. The Company is not in violation or breach of any law, order, rule, regulation, writ, injunction or decree of any governmental authority or instrumentality or any court, domestic or foreign, which violation would have a materially-adverse effect on its business as described in the Prospectus.

         (l) Neither the Company nor any of its affiliates, nor any director or officer of the foregoing, have taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in (i) a

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                  violation  of Rule 10b-6  under the  Exchange  Act or (ii) the manipulation of the price of the Common Stock facilitate the sale or resale of such securities.

         (m) The Company has good and marketable title to all the property and assets reflected as owned by it in the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind or nature whatsoever, except those, if any, reflected in the Prospectus, or which are not material to the Company and do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property; all properties held or used by the Company under leases, licenses, franchises or other agreements are held by it under valid, subsisting and enforceable leases, licenses, franchises or other agreements (subject to bankruptcy, reorganization, moratorium or similar laws affecting creditors' rights generally).

         (n) Since its inception, the Company has not sustained any material loss or interference with its business or property from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, and there has not been any material change in the capital stock or long-term debt of the Company, or any material adverse change, or any development involving a prospective material adverse change, in the business, financial position, net worth, results of operations or prospects of the Company, except in each case as described in or contemplated by the Prospectus.

         (o) The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, and has no knowledge of any tax deficiency which has been asserted or threatened against the Company which would materially adversely affect its business, operations or property.

         (p)      The Company  keeps  accurate  books and records and  maintains
                  internal   accounting   controls   which  provide   reasonable
                  assurance  that (i)  transactions  are executed in  accordance
                  with   management's   authorization,   (ii)  transactions  are
                  recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets,
                  (iii)  access to its assets is  permitted  only in  accordance
                  with   management's   authorization   and  (iv)  the  reported
                  accountability for its assets is compared with existing assets at reasonable intervals.
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         (q)      There are no  holders  of  securities  of the  Company  having rights to registration thereof under the Securities Act or preferential rights to purchase Common Stock or any other
                  securities  of  the  Company,   except  as  disclosed  in  the
                  Registration Statement and the Prospectus.

         (r) All documents delivered or to be delivered by the Company or its representatives in connection with the issuance and sale of the Common Stock were on the dates on which they were delivered or will be on the dates on which they are to be delivered, in all material respects, true, complete and correct.

         (s) The Company owns, or possesses the requisite licenses or other rights to use, all trademarks, service marks, service names and trade names necessary to conduct its business as described in or contemplated by the Prospectus; there is no claim or action by any person pertaining to (or proceeding pending or threatened which challenges) the rights of the Company with respect to any trademarks, service marks, service names or trade names used in the conduct of its business as described in or contemplated by the Prospectus; the products, services and processes of the Company have not infringed and do not infringe upon proprietary rights held or asserted by third parties which infringement, if resolved adversely to the Company, could materially affect its earnings, assets, affairs, business prospects or condition (financial and other).

         (t) The Company has not distributed and will not distribute prior to the final Closing Date (as hereinafter defined), any offering material in connection with the offer and sale of the Common Stock other than as permitted by the Securities Act.

         (u) The Company has not (i) had any material dealings within the twelve months prior to the date of this Agreement with any member of the NASD, or any person related to or associated with such member, other than discussions and meetings relating to the Offering, except as disclosed in writing to you prior to the date hereof; (ii) entered into a financial or management consulting agreement except as contemplated hereunder; or (iii) engaged any intermediary between you and the Company, and/or any of the affiliates of the Company, in connection with the Offering, and no person has been or will be compensated in any manner for such service.

         (v) Each of the Company's directors, executive officers and 10% shareholders shall have agreed in writing that, from the date hereof through the final Closing Date (as hereinafter defined), and for a period of 180 days thereafter, they will not, without your prior written consent, sell, offer or contract to sell, or grant any option to purchase, or otherwise dispose of, directly or indirectly, any shares of Common Stock owned by them (or any securities convertible into or exchangeable for any shares of Common Stock) except pursuant to this Agreement.

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Any certificate  signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty of the Company to you as to the matters covered thereby and any certificate delivered by the Company to its counsel for purposes of enabling such counsel to render any opinion referred to in this Agreement will also be furnished to you and to your counsel and shall be deemed to be additional representations and warranties to you by the Company.

SECTION 3. Representations and Warranties of the Managing Placement Agent. You hereby represent and warrant to, and agree with, the Company as follows:

         (a) You are a corporation duly organized, validly existing under the laws of the State of California, with all requisite power and authority to enter into this Agreement and to carry out your obligations hereunder.

         (b) This Agreement (i) has been duly authorized, executed and delivered by you, (ii) constitutes your legal, valid and binding obligation, and (iii) subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally, is enforceable as to you in accordance with its terms, specific performance hereof being limited by general principles of equity and the enforceability of the indemnification provisions hereof.

         (c) The execution, delivery and performance of this Agreement by you and the consummation by you of the transactions contemplated hereby and by the Prospectus will not conflict with or result in a breach or violation by you of any of the terms or provisions of, or constitute a default in any material respect under, (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which you are a party or to which you or your property are subject, (ii) your Articles of Incorporation or Bylaws or
                  (iii) any statute, judgment, decree, order, rule or regulation applicable to you of any court or governmental agency or body having jurisdiction over you, your affiliates or your property.

         (d) You are, and at all times through the final Closing Date (as herein defined) shall remain, duly registered pursuant to the provisions of the Exchange Act as a broker-dealer; you are, and at all times through the final Closing Date shall remain, a member in good standing of the NASD; you will not reallow discounts or pay commissions or other compensation for participation in the distribution of the Offering to any broker-dealer which is not a member of the NASD, including foreign broker-dealers registered under the Exchange Act; you shall act as an independent contractor, and nothing herein shall constitute you an employee of the Company; you shall not make sales of Common Stock discretionary accounts.

         (e) In connection with the offer, offer for sale and sale of Common Stock, you (and your representatives and agents) shall conform to and comply with (i) the provisions of the Conduct

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                  Rules of the NASD, (ii) applicable provisions of federal law, including without limitation the Securities Act, the Rules and Regulations and the Exchange Act, and (iii) the Blue Sky Laws applicable to the Offering, relating to, among other things, the period during which and conditions under which the Common Stock may be offered, offered for sale and sold; you shall not distribute the Prospectus or otherwise commence the Offering without prior written confirmation from the Company or its counsel that the Offering may be commenced under applicable securities laws, rules and regulations.

         (f) Pursuant to your appointment made in Section 4 hereof, you will use your best efforts to procure subscribers for Common Stock will conduct the Offering in compliance with the provisions of the Securities Act, the Rules and Regulations, the Exchange Act, applicable Blue Sky Laws and the rules and regulations of the NASD; accordingly, as of each Closing Date (as herein defined), you will have:

                  (1) not made any untrue statement of a material fact and not omitted to state a material fact required to be stated or necessary to make any statement made not misleading, to the extent, if any, that representations are made by you concerning the Offering or matters set forth in the Prospectus other than those set forth in the Prospectus;

                  (2) prior to any sale of any Common Stock, reasonably believed that an investment in the Common Stock was suitable for each subscriber;

                  (3) promptly distributed any amendment or supplement to the Prospectus provided to you pursuant to Section 5(b) of this Agreement to persons who had previously received a Prospectus from you and who you believed continued to be interested in Common Stock and have included such amendment or supplement in all deliveries of the Prospectus made after receipt of any such amendment or supplement;

                  (4) only used sales materials other than the Prospectus which have been approved for use in the Offering by the Company, and refrained from providing any such materials to any offeree unless accompanied or preceded by the Prospectus;

                  (5) prior to the sale of any Common Stock, reasonably believed that each subscriber met the investor standards and other requirements set forth in the Prospectus and the Blue Sky Letters (as hereinafter defined) and that an investment in the Common Stock was suitable for such subscriber; you will have prepared and maintained, for your benefit and the benefit of the Company, file memoranda and other appropriate records substantiating the foregoing and

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                           shall  retain such  records  for the period  required
                           under Exchange Act Rule 17a-4 or the laws of any state in which you offer the Common Stock for sale, whichever is longer; and

                  (6) not made any representations on behalf of the Company other than those contained in the Prospectus, nor shall you have acted as an agent of the Company, or for the Company in any other capacity, except as expressly set forth herein.

SECTION 4. Purchase Sale and Delivery of Common Stock. On the basis of the covenants, representations, and warranties herein contained and subject to the terms and conditions herein set forth:

         (a) The Company hereby engages you as its exclusive agent to solicit subscriptions for the Common Stock in accordance with the terms of the Registration Statement, the Prospectus and this Agreement, and you agree to use your best efforts to procure such subscriptions. You may, however, discharge your responsibilities under this Agreement by acting as a Managing Placement Agent and forming a group of securities dealers ("Selected Placement Agents" ), including you, to procure subscribers for the Common Stock. Any agreement between you and a securities dealer pursuant to which such securities dealer becomes a Selected Placement Agent shall require such dealer to represent and warrant that it will conduct the Offering in the manner set forth herein. The allocation of Common Stock among you and the Selected Placement Agents shall be made by you.


         (b) Subject to the terms and conditions set forth herein, in consideration of your execution of this Agreement and performance of your obligations hereunder, the Company agrees that, at each Closing (as defined herein), you shall receive
                  (i) selling commissions in an amount equal to 9.25% of the aggregate purchase price of the Common Stock sold by you (or any Selected Placement Agent) and (ii) a nonaccountable expense allowance equal to 2% of the aggregate purchase price of the Common Stock sold by you (or any Selected Placement Agent). The aggregate commissions and expense allowance payable in connection with the sale of Common Stock will be disbursed to you, as provided herein and in Escrow Agreement; thereupon, you shall pay to each of the other Selected Placement Agents, if any, in such amount (which shall not exceed commissions and expense allowance in the amounts of 9.25% and 2%, respectively, of the aggregate purchase price of the Common Stock sold by such Agent), at such times and upon such terms and conditions as shall have been agreed upon between you and such Selected Placement Agent, that portion of the aggregate commissions to which such Selected Placement Agent is entitled.

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         (c)      As  additional   consideration   for  your  services  rendered
                  pursuant to this Agreement, on the final Closing Date (as hereinafter defined), the Company will sell to you or your designees, at a price of $0.01 per warrant ("Warrant Price"), warrants ("Underwriter's Warrants") to purchase shares of Common Stock, under the following terms and conditions:


                  (1) The aggregate number of shares of Common Stock subject to Underwriter's Warrants will be equal to 9% of the shares of Common Stock sold by you (or any Selected Placement Agent) pursuant to this Agreement.


                  (2) The Underwriter's Warrants may not be sold, hypothecated, exercised, assigned or transferred for a period of one year after the initial effective date of the Registration Statement, except to partners or officers of the Selected Placement Agents (including the Managing Placement Agent).


                  (3) Underwriter's Warrants shall be exercisable during the 4-year period commencing on the first anniversary of the final Closing Date ("Warrant Exercise Term"), at any time and from time to time, in whole or in part, during the said Warrant Exercise Term, and shall grant to the holder the right to purchase one share of Common Stock for each Underwriter's Warrant at a price per share equal to 130% of the initial public offering price of the Common Stock.


                  (4) The Underwriter's Warrants shall contain such other terms and conditions as are satisfactory, in form and substance to you and your counsel, including without limitation, adjustment and exercise provisions.

                  (5) The Company agrees and undertakes, upon the expiration of a 12-month period after the final Closing Date, and at any time during the 4-year period thereafter, one time only, to register under the Securities Act all or any part of the Underwriter's Warrants and/or the shares issuable upon the exercise thereof ("Underlying Shares"), upon the written request of holders of a majority of such Warrants and Underlying Shares, at the Company's sole cost and expense, including "blue sky" fees for counsel and "blue sky" filing fees to qualify the Underwriter's Warrants and Underlying Shares for sale in those jurisdictions requested by you, at the time determined by you.

                                       11

                  (6) The Company agrees and undertakes, during the four-year period described in subsection 4(c)(3), above, that if the Company shall seek to register any of its securities under the Securities Act, each holder of the Underwriter's Warrants shall be notified and shall be entitled to elect to have included in such proposed registration, without cost or expense, any or all of his Underwriter's Warrants or Underlying Shares ("Piggy-Back Rights"). In the event of such a proposed registration, the Company shall furnish the holders of Underwriter's Warrants with no less than 30 days written notice prior to the proposed filing of a registration statement. Such notice shall continue to be given by the Company to such Warrantholders for each proposed registration by the Company until such time as all Underwriter's Warrants or Underlying Shares have been registered. Warrantholders shall exercise Piggy-Back Rights by giving written notice within 20 days of the receipt of the Company's notice of intention to file a registration statement.

         (d) Each subscriber for Common Stock must (i) complete and execute a Subscription Agreement (in the form included as Exhibit A to the Prospectus) and any other documents which may be required by you or the Company in connection with such subscription (collectively, "Subscription Documents") and (ii) tender payment in full for the Common Stock subscribed for ("Subscription Payment"); checks representing Subscription Payments should be made payable to "Wells Fargo Bank, Escrow Agent"; you shall deliver Subscription Payments received by you to the Escrow Agent, at 15760 Ventura Boulevard, Encino, California 91436, by 12:00, noon, on the business day following such receipt by you, together with a schedule setting forth the amount of each such Subscription Payment and the name, mailing address and state of residence of the subscriber. Concurrently with your delivery of each Subscription Payment to the Escrow Agent, you shall forward to the Company executed originals of all related Subscription Documents, retaining copies of all such Subscription Documents for your records.

         (e) Within five days following receipt by it of executed Subscription Documents, the Company shall determine to accept or reject each subscription and shall notify you and the Escrow Agent orally (to be confirmed in writing). If the Company elects to reject a subscription, the related Subscription Payment shall, upon receipt by the Escrow Agent of oral notice (to be confirmed in writing) from the Company of such rejection, promptly be returned directly to the rejected subscriber by the Escrow Agent, without interest thereon or deduction therefrom.


          (f)    Subject to the terms  hereof and of the Escrow  Agreement,  the

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                                       78
                 first disbursement of subscription proceeds (including disbursement of amounts due to you hereunder) shall take place not less than 5 days nor more than 15 days following the date upon which cleared funds representing payment in full for at least 500,000 shares of Common Stock (or such lesser amount as may be agreed to in writing by the parties hereto, in their discretion) have been received by the Escrow Agent under the terms of the Escrow Agreement; such initial disbursement is referred to herein as the "Initial Closing," and the date thereof is referred to as the "Initial Closing Date." Following the Initial Closing, subscription proceeds shall be disbursed from time to time as agreed among you, the Company and the Escrow Agent; each such further disbursement of subscription proceeds is referred to herein as an "Additional Closing," and the date thereof as an "Additional Closing Date." The Initial Closing and Additional Closings are sometimes referred to herein as a "Closing" or "Closings"; and the Initial Closing Date and Additional Closing Dates are sometimes referred to herein as a "Closing Date" or "Closing Dates." (g) Each Closing shall take place at the offices of the Escrow Agent, in Encino, California, or, at your option, at such other place as you may agree upon in writing with the Company. (h) After the final Closing Date, you will not be considered to have any continuing or future duty or obligation of any kind to the Company.


SECTION 5.  Covenants of the Company.  The Company covenants and agrees that:

          (a) The Company will use its best efforts to cause the Registration Statement to become effective at the earliest possible time and will advise you promptly upon notification from the Commission of effectiveness. The Company will advise you promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, or of any notification of the suspension of qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose, and will also advise you promptly of any request of the Commission for amendment or supplement to the Registration Statement (either before or after it becomes effective), to any Preliminary Prospectus or to the Prospectus, or for additional information, and will not file or make any amendment or supplement to the Registration Statement (either before or after it becomes effective), to any Preliminary Prospectus or the Prospectus of which you have not been furnished with a copy prior to such filing or to which you reasonably object; and the Company will file promptly and will furnish to you at or prior to the filing thereof copies of all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to the Exchange Act subsequent to the date of the Prospectus, and for so long as the delivery of a prospectus is required in connection with the offer or sale of the Common Stock. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to
                                       13
                 obtain the withdrawal of such order at the earliest possible time. The Company will file the Prospectus pursuant to Rule 424(b) under the Securities Act, if required, not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Commission.

          (b) If at any time when a prospectus relating to the Common Stock is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus, including any amendments or supplements, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus, including any amendments or supplements, to comply with the Securities Act or the Rules and Regulations, the Company will notify you and request you to suspend (and to advise the other Selected Placement Agents, if any, to suspend) solicitation of offers to purchase Common Stock; and the Company will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; and, in case any Selected Placement Agent (including you) is required to deliver a Prospectus nine months or more after the effective date of the Registration Statement, the Company upon request will prepare promptly and deliver to you such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act and applicable provisions of the Blue Sky Laws.

          (c) The Company will not, prior to the final Closing Date, incur any material liability or obligation, direct or contingent, or enter into any material transaction other than in the ordinary course of business, except as disclosed prior thereto in the Prospectus.

          (d) The Company shall promptly prepare and file with the Commission such reports as may be required to be filed under the Securities Act, the Rules and Regulations, the Exchange Act or the Blue Sky Laws.

          (e) Not later than 3 months after the end of the period referred to below, the Company will make generally available to you and to the Company's security holders an earnings statement (which need not be audited) covering a period of at least 12 months beginning with its first fiscal quarter occurring after the effective date of the Registration Statement, which will satisfy the provisions of the last paragraph of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder.

          (f) The Company shall comply in all respects with the undertakings given by it in connection with the qualification or registration of the Common Stock under the Securities Act or the Blue Sky Laws.
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                                       80

          (g) During such period as a prospectus is required by law to be delivered in connection with sales by any Selected Placement Agent, the Company will furnish to you at its expense, copies of the Registration Statement, the Prospectus, any Preliminary Prospectus and all amendments and supplements to any such documents in such quantities as you may reasonably request, for the purposes contemplated by the Securities Act and the Rules and Regulations.

          (h) The Company shall promptly apply for and take such steps as may reasonably be necessary, to obtain and maintain the quotation of a Common Stock by the American Stock Exchange or NASDAQ Small Cap Market or on the NASD OTC Bulletin Board.

          (i) During the period of 3 years following the date of this Agreement, as soon as practicable after the end of each fiscal year, the Company will furnish to you two copies, and to each of the other Selected Placement Agents one copy, of the Annual Report of the Company containing a balance sheet as of the close of such fiscal year and corresponding statements of income, members' equity and cash flows for the fiscal year then ended, such financial statements to be under the report of independent public accountants. During such period, the Company will also furnish to you, if applicable, one copy of (i) each report filed by the Company with the Commission, or with any exchange or quotation source pursuant to the requirements of, or any agreement with, such exchange or quotation source, as soon as practicable after the filing thereof and (ii) each report of the Company mailed to its shareholders, as soon as available.

          (j) The Company will apply the net proceeds from the sale of the Common Stock to be sold by it hereunder for the purposes set forth in the Prospectus.

          (k) The Company will not make any offer, sale, transfer, issuance or other disposition of any of its securities, other than grants of options, within 120 days following the final Closing Date, and will obtain the undertaking of each executive officer (as defined under the Securities Act), director and holder of 10% or more of the aggregate equity ownership of the Company immediately prior to such date not to make any such offer, sale or other disposition within such period, otherwise than hereunder or with your written consent or pursuant to bona fide gifts, provided, in the last case, that each donee agrees in writing with you to be bound by the same restrictions on the offer, sale and disposition of securities as are expressed in this Section 5(k).

          (l) The Company shall at all times reserve and keep available such number of authorized shares of Common Stock as are sufficient to permit the exercise of all Underwriter's Warrants; all shares of Common Stock issued upon the exercise of Underwriter's Warrants, upon receipt of full payment therefor

                                       15
                 and delivery to the purchaser, will be duly authorized, validly and legally issued, fully paid and nonassessable, and such Common Stock will not have been issued in violation of or subject to any preemptive rights provided for by law or by the Company's corporate charter or Bylaws or be subject to any lien, claim, encumbrance, security interest, preemptive rights or any other claim of any third party.

          (m) Prior to the final Closing Date, the Company will not issue, directly or indirectly, without your prior written consent, a press release or other communication or hold any press conference with respect to the Company, its activities or the Offering.

          (n) The Company will, promptly upon your request, prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus, and take any other action, which, in your opinion or the opinion of your counsel, may be reasonably necessary or advisable in connection with the distribution of the Common Stock, and will use its best efforts to cause the same to become effective as promptly as practicable.

SECTION 6. Covenants of the Managing Placement Agent. You will use your best efforts to procure subscribers for Common Stock and will conduct the Offering in compliance with the provisions of the Securities Act, the Rules and Regulations, the Exchange Act, applicable Blue Sky Laws and the rules and regulations of the NASD; accordingly, as of each Closing Date (as herein defined), you will have
(i) not made any untrue statement of a material fact and not omitted to state a material fact required to be stated or necessary to make any statement made not misleading, to the extent any representations are made by you concerning the Offering or matters set forth in the Prospectus other than those which are set forth in the Prospectus, and (ii) prior to any sale of Common Stock, reasonably believed that an investment in the Common Stock was suitable for the subscriber.

SECTION 7. State Qualifications. The Company further represents and warrants to, and agrees with, you as follows:

          (a) The Company will take all necessary action to either qualify or register the Common Stock for sale or exempt such securities from such qualification or registration in such states as you and the Company shall agree upon in writing.

          (b) The Company or its counsel will provide you or your counsel with copies, at the time they are filed, of all correspondence, applications, forms, and other documents filed with each jurisdiction where the Common Stock is to be registered or qualified or offered in an exempt transaction.

          (c) Upon receipt of notification by the Company of the qualification, registration, or exemption of the Common Stock by an applicable jurisdiction, the Company or its counsel will promptly notify you or your counsel in writing of such action, which writing shall summarize the conditions and other requirements imposed by such jurisdiction in granting such

                                       16
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
                 qualification, registration or exemption, including offeree qualification or suitability and broker-dealer and agent registration requirements applicable to the conduct of the Offering (collectively, the "Blue Sky Letters"); you shall not offer or sell the Common Stock in any jurisdiction until receipt of such Blue Sky Letters from the Company or its counsel.

          (d) In each jurisdiction where the Common Stock has been registered or qualified or is offered or sold in an exempt transaction as provided above, the Company will make and file such statements, documents, materials, and reports as are or may be required to be made or filed.

          (e) The Company will promptly provide to you for delivery to all offerees and purchasers of Common Stock any additional information, documents or instruments which you, the Company and/or your respective counsel deem necessary to comply with the rules, regulations, and judicial and administrative interpretations respecting compliance with such exemptions or qualifications and registrations in those jurisdictions where the Common Stock is to be offered or sold.

SECTION 8.  Payment of Expenses.

          (a) Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective or is terminated for any reason, except as set forth below (and in addition to the nonaccountable expense allowance provided for in Section 4(b) of this Agreement), the Company will pay or cause to be paid all costs and expenses incurred in connection with the Offering, including without limitation (i) the Commission's registration fee, (ii) the expenses of printing and distributing this Agreement, the Selected Dealer Agreements, the Registration Statement, each Preliminary Prospectus, the Prospectus (and any amendments or supplements thereto) and the Blue Sky Memorandum (and any supplements thereto), (iii) fees and expenses of accountants and counsel for the Company, (iv) expenses of qualification of the Common Stock under state "blue sky" and securities laws, including the fees and disbursements of counsel to the Managing Placement Agent in connection therewith, (v) filing fees paid or incurred by the Managing Placement Agent in connection with filings with the NASD and (vi) the costs and charges of its transfer agent and registrar.

          (b) The Company and each Selected Placement Agent (including the Managing Placement Agent) will bear its own travel, lodging and living expenses incurred in connection with marketing, dealer and other meetings and the cost of all advertising, publicity and selling or promotional materials used in connection therewith.

          (c) Notwithstanding any other provision hereof to the contrary, whether or not this Agreement is terminated pursuant to Section

                                       17

                 12 hereof or otherwise, the Company will pay or reimburse the Managing Placement Agent for the actual itemized out-of-pocket expenses incurred by it in connection with investigating, preparing to market and marketing of the Common Stock, including fees and expenses of its counsel (in accordance with the provisions of NASD Conduct Rule 2710); provided, however, that, without the consent of the Company, such reimbursement for legal fees shall not exceed in the aggregate $12,500, and reimbursement for other out-of-pocket expenses shall not exceed in the aggregate $5,000.

SECTION 9. Conditions of the Obligations of the Managing Placement Agent. Your obligations hereunder shall be subject to the condition that all of the representations and warranties of the Company herein as of the date hereof and as of each Closing Date are true and correct in all material respects and to the accuracy of the statements of the officers of the Company made pursuant hereto, to the performance by the Company of its obligations hereunder, and to the following conditions:

          (a) The Registration Statement shall have become effective not later than 1:00 P.M., Los Angeles, California, time, on the business day following the date hereof, unless otherwise effective prior hereto pursuant to Rule 430A of the Rules and Regulations or otherwise. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, if required, within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a) of this Agreement. Prior to each Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been instituted or shall be pending or, to the knowledge of the Company or you, shall be contemplated by the Commission or any "blue sky" authority, and any request of the Commission or any Blue Sky authority of any jurisdiction for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

          (b) The Common Stock shall have been qualified or registered for sale under the Blue Sky Laws of such states as shall have been agreed upon between you and the Company, pursuant to and as provided in Section 7 of this Agreement.

          (c) The legality and sufficiency of the authorization, issuance and sale of the Common Stock pursuant to the Registration Statement, the validity and form of the certificates representing the Common Stock, the execution and delivery of this Agreement, and all proceedings and other legal matters incident thereto, and the form of the Registration Statement (except financial statements, if any, and other financial data included in such Registration Statement) shall have been approved by your counsel.

          (d) You shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact, or omits to

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
                 state a fact which is material and is required to be stated therein or necessary to make the statements therein not misleading, unless, in the opinion of your counsel, any such untrue statement or omission is not material.

          (e) Since the dates as of which information is given in the Registration Statement:

                  (1) the Company shall not have sustained any material loss or interference with its business from any labor dispute, fire, explosion, flood or other calamity
                           (whether or not insured), or from any court or governmental action, order or decree; and

                  (2) there shall not have been any change in the equity ownership, short-term debt or long-term debt of the Company or a change, or a development involving a prospective change, in or affecting the ability of the Company to conduct its business (whether by reason of any court, legislative, other governmental action, order, decree, or otherwise), or in the general affairs, management, financial position, members' equity or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and Prospectus, the effect of which on the Company, in any such case described in clause (1) or (2) of this Section 9(e), is, in your judgment (exercising your sole discretion), so material and adverse as to make it impracticable or inadvisable to proceed with the distribution of the Offering or the delivery of the Common Stock as contemplated by the Registration Statement and the Prospectus.

          (f) There shall have been furnished to you on the Initial Closing Date and the final Closing Date the written opinion of counsel to the Company, addressed to you and dated as of such Closing Date, to the effect that, as of each Closing which has then occurred:

                  (1) the Company is duly organized and validly existing as a corporation in good standing under the laws of the State of California and possesses full power and authority to own its property and conduct its business as described in the Prospectus;

                  (2) the Company is duly qualified to do business under the laws of (and is in good standing as such in) each jurisdiction in which it owns or leases property, has an office, or in which business is conducted and such qualification is required, except where the failure to so qualify would not have a material adverse effect on the conduct of its business, its assets or its financial condition;
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
                  (3) the Registration Statement has become effective under the Securities Act and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending before, or threatened by, the Commission or any "blue sky" or securities authority; such counsel has no reason to believe that either the Registration Statement or the Prospectus, or any document incorporated by reference therein, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except for the financial statements and other financial data included therein, as to which such counsel need express no opinion); to the best knowledge of such counsel, all descriptions in the Registration Statement and the Prospectus of statutes, regulations and governmental proceedings are accurate and fairly present the information disclosed in all material respects, and such counsel does not know of any legal, governmental or regulatory proceedings, pending or threatened, required to be described in the Prospectus, nor of any contracts or documents of a character required to be described in or filed as exhibits to the Registration Statement, which are not so described or filed;

                  (4) the Company has full power and authority to enter into and perform this Agreement; this Agreement, and the performance of the obligations of the Company hereunder, have been duly authorized by all necessary action and this Agreement has been duly executed and delivered by and on behalf of the Company, and is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except that rights to indemnity or contribution may be limited by applicable law and enforceability of the agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and no approval, authorization or consent of any court, board, agency or instrumentality of the United States or of any state or other jurisdiction is necessary in connection with the execution and delivery of this Agreement, or in connection with the issue or sale of the Common Stock by the Company pursuant to this Agreement (other than under the Securities Act, applicable Blue Sky Laws and the rules of the NASD) or the consummation by the Company of any transaction contemplated by this Agreement;

                  (5) the shares of Common Stock to be sold in the Offering have been duly authorized and, when issued and

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                           delivered  by  the  Company,   against  full  payment
                           therefor, will be legally and validly issued, fully paid and nonassessable, to the best knowledge of such counsel, such securities will not have been issued subject to any lien, claim, encumbrance, security interest or any other claim of any third party, except as described in the Prospectus; and the Common Stock conforms as to legal matters in all material
                           respects  to  the   description   thereof  set  forth
                           contained in the Prospectus;

                  (6) to the best knowledge of such counsel, the execution and performance of this Agreement will not contravene any of the provisions of, or result in a default under, any agreement, franchise, license, indenture, mortgage, deed of trust or other instrument to which the Company is a party, or by which the Company or its property is bound; or violate any of the provisions of the Articles of Incorporation or Bylaws of the Company (in each case, as amended at the date of such opinion), or to the best knowledge of such counsel, violate any statute, order, rule or regulation of any regulatory or governmental body having jurisdiction over the Company;
                  (7) to the best knowledge of such counsel, except as described in the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company is a party, or to which the property of the Company is subject, before or brought by any court, governmental agency or body or arbitration tribunal, which, if determined adversely to the Company, would result in any material adverse change in the business, financial position, net worth, results of operations or prospects of the Company, or materially and adversely affect its properties or assets;

                  (8) to the best knowledge of such counsel, the Company owns or possesses the requisite licenses or other rights to use, all trademarks, service marks, service names and trade names necessary to conduct its business as described in or contemplated by the Prospectus; to the best knowledge of such counsel, there is no claim or action by any person pertaining to (or proceeding pending or threatened which challenges) the rights of the Company with respect to any trademarks, service marks, service names or trade names used in the conduct of its business as described in or contemplated by the Prospectus; to the best knowledge of such counsel, the products, services and processes of the Company have not infringed and do not infringe upon proprietary rights held or asserted by third parties which infringement, if resolved adversely to the Company, could materially affect its earnings, assets, affairs,

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                           business   prospects  or  condition   (financial  and
                           other);

                  (9) to the best knowledge of such counsel, the Company has good and marketable title to all the property and assets reflected as owned by it in the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind or nature whatsoever except those, if any, reflected in the Prospectus or which are not material to the Company and do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property; to the best knowledge of such counsel, all property held or used by the Company under leases, licenses, franchises or other agreements are held by it under valid, subsisting and enforceable leases, licenses, franchises or other agreements, subject to bankruptcy, insolvency or similar laws generally affecting the rights of creditors and equitable principles affecting the right to obtain specific enforcement or similar equitable relief;

                  (10) to the best knowledge of such counsel, there are no holders of securities of the Company having rights to the registration of such securities, and there are no options, warrants or other rights to acquire any equity interest in the Company, or any security convertible into such equity interest, except as disclosed in the Prospectus;

                  (11) the statements in the Registration Statement and Prospectus, insofar as they are descriptions of specific contracts, agreements or other documents, and the statements appearing in the Prospectus under the caption "Description of Securities," insofar as they refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

                  (12) to the best knowledge of such counsel, the Company is not in violation of its Articles of Incorporation or Bylaws, or other organizational or charter documents or in default (nor has an event occurred which, with notice, lapse of time or both, would constitute such a default) in the performance of any obligation, agreement or condition contained in any bond, indenture, mortgage, deed of trust, note, bank loan or credit agreement or any other agreement or instrument to which the Company is a party or by which the Company or any of its property may be bound or affected, and to the best knowledge of such counsel, the Company is not in violation of any

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                           franchise,  license, permit, judgment, decree, order,
                           statute, rule or regulation, where such violation or default could have a material adverse effect on the respective business, property or operations of the Company;

                  (13) to the best knowledge of such counsel, there are no legal, governmental or regulatory proceedings, pending or threatened, required to be described in the Prospectus, which are not so described;

          (g) There shall have been furnished to you on the Initial Closing Date and the final Closing Date the written opinion of the law firm of William B. Barnett, special securities counsel to the Company, addressed to you and dated as of such Closing Date, to the effect that, as of each Closing which has then occurred:

                  (1) the Registration Statement and Prospectus, and each amendment or supplement thereto (except for the financial statements and other financial data therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations and any required filing of the Prospectus and any supplements thereto pursuant to Rule 424(b) of the Rules and Regulations have been made in the manner and within the time period required by such Rules and Regulations; and

                  (2) to the best knowledge of such counsel, there are no contracts or other documents required to be summarized or described in the Registration Statement or to be filed as exhibits thereto which are not so summarized, described or filed, nor does such counsel know of any regulations required to be described or referred to in the Registration Statement or Prospectus which are not described or referred to in the Registration Statement or Prospectus.

          (h) If you shall so request in writing, you shall have received, on the Initial Closing Date, a survey prepared by The Law Offices of William B. Barnett, addressed to you and dated as of such Closing Date, relating to "blue sky" laws of such jurisdictions upon which you and the Company agree in writing ("Blue Sky Survey"); the Blue Sky Survey will advise that the appropriate "blue sky" action, if any, was taken in each of such jurisdictions so as to permit such offers and sales as indicated in such Survey; the Blue Sky Survey may be based upon an examination of the statutes and regulations, if any, of such jurisdictions as reported in standard compilations and upon interpretive advice obtained from representatives of certain securities commissions.


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          (i)    If you so request in writing, there shall have been furnished to you, on each Closing Date an opinion of The Law Offices of William B. Barnett, addressed to you and dated as of each such Closing Date, with respect to the Common Stock, the Registration Statement and the Prospectus, and other related matters as you may reasonably require, and the Company shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they request for the purpose of enabling them to pass upon such matters.

          (j) There shall have been furnished to you, on the Initial Closing Date and the final Closing Date, a certificate of the principal executive officer and the principal financial officer of the Company, dated as of such Closing Date, to the effect that:

                  (1) the representations and warranties of the Company which are set forth in Section 2 hereof are true and correct as of the date of this Agreement and as of each Closing Date, as if again made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date;

                  (2) to the best of their knowledge, the Commission has not issued an order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as part of the Registration Statement or any amendment thereto, no stop order suspending the effectiveness of the Registration Statement or enjoining the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                  (3) each of the respective signers of the certificate has carefully examined the Registration Statement and the Prospectus and, in his opinion and to the best of his knowledge, information and belief, the Registration Statement and the Prospectus and any amendments or supplements thereto contain all statements required to be stated therein, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto includes any untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth; and

                  (4) since the effective date of the Registration Statement, there has not been any material adverse change or, to their knowledge, a development

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                           involving a prospective  material  adverse  change in
                           the business, properties, financial condition or earnings of the Company, whether or not arising from transactions in the ordinary course of business, except as disclosed in said Registration Statement theretofore amended including the proposed amendment
                           thereto    delivered    to    you    prior    to   or
                           contemporaneously   with   the   execution   of  this
                           Agreement or (but only if you expressly consent thereto in writing) delivered to you thereafter; since such date and except as so disclosed, or in the ordinary course of business, the Company has not incurred any liability or obligation, direct or indirect, or entered into any material transaction; since such date and except as so disclosed there has not been any material change in the equity ownership of the Company or its short-term debt or long-term debt; since such date and except as so disclosed, the Company has not incurred any material contingent obligations, and no material litigation is pending
                           or,  to  their  knowledge,   threatened  against  the
                           Company; and, since such date and except as so disclosed, the Company has not sustained a material loss or interference with its business from any labor dispute, fire, explosion, flood or other calamity
                           (whether or not insured) or from any court or governmental action, order or decree.

                 The delivery of the certificate provided for in this Section 9(k) shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing clauses (1), (2), (3) and (4) of this Section 9(j) to be set forth in said certificate.

          (k) There shall have been furnished to you, on or before the initial Closing Date, written agreements signed by the Company's directors, its executive officers and each holder of 10% or more of its equity securities to the effect that such persons will not make any offer, sale or other disposition of any equity interest in the Company for a period of 180 days after the final Closing Date, except with the prior written consent of the Managing Placement Agent or pursuant to bona fide gifts, provided, in the last case, that each donee agrees in writing with you to be bound by the same restrictions on the offer, sale or disposition of equity interests in the Company as are set forth in the agreements described in this Section 9(k).

                 All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory to you and your counsel. The Company shall promptly furnish you with such manually signed or

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
                 conformed copies of such opinions, certificates, letters and other documents as you may reasonably request from time to time. With respect to any Closing, by written instrument delivered to the Company, you may from time to time, in your sole discretion, waive any of the requirements imposed upon the Company pursuant to this Section, including without limitation the requirement that any opinion, certificate, survey or other document be delivered to you at any Closing or as of any Closing Date; any such waiver by you with respect to a Closing shall not in any way be construed as such waiver with respect to any other Closing. If any condition to your obligations hereunder to be satisfied prior to or a Closing Date is not so satisfied, this Agreement at your election will terminate upon notification to the Company without liability on the part of any Selected Placement Agent (including you) or the Company, except for the expenses or fees to be paid or reimbursed by the Company pursuant to Sections 4 and 8 hereof and except to the extent provided in Section 10 hereof.

SECTION 10.  Indemnification.

          (a) The Company agrees to indemnify and hold harmless you, each of your officers, directors, employees and agents, and each person, if any, who controls you within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which you or each such officer, director, employee, agent or controlling person may become subject under the Securities Act, the Exchange Act, Blue Sky Laws or other federal or state laws or regulations, at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in or incorporated in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any application filed under any Blue Sky Law or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction in order to qualify any or all of the Common Stock under the securities laws thereof (any such document, application or information being hereinafter referred to as a "Blue Sky Application") or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; the Company agrees to reimburse you and each such other indemnified person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that:

                  (1)       any such loss, claim, damage or liability arises out

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
                            of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by you specifically for use therein (but in no event shall the assistance in the drafting of all or any portion of the Registration Statement, any Preliminary Prospectus, the Prospectus, such amendment or supplement or such other document of the type referred to in the preceding paragraph by you or your counsel constitute such information); or

                   2) if such statement or omission was contained or made in a Preliminary Prospectus and corrected in the Prospectus and (i) any such loss, claim, damage or liability suffered or incurred by you (or any person who controls you) resulted from an action, claim or suit by any person who purchased Common Stock from you in the Offering, and (ii) you failed to deliver or provide a copy of the Prospectus to such person at or prior to the confirmation of the sale of such Common Stock in any case where such delivery is required by the Securities Act unless such failure was due to failure by the Company to provide copies of the Prospectus to you as required by this Agreement.

                 The indemnification obligations of the Company as provided above (i) extend upon the same terms and conditions to, and shall inure to the benefit of, each Selected Placement Agent and each of its respective officers, directors and each person, if any, who controls such Selected Placement Agent within the meaning of the Securities Act or the Exchange Act and (ii) are in addition to any liabilities the Company may otherwise have under other agreements, under common law or otherwise.

          (b) You will indemnify and hold harmless the Company, each of the directors, officers, employees and agents of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, employee, agent or controlling person may become subject under the Securities Act, the Exchange Act, Blue Sky Laws or other federal or state laws or regulations, at common law or otherwise (including in settlement of any litigation, if such settlement is effected with your written consent, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, or arise

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
                 out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, in reliance upon and in conformity with any written information furnished to the Company by you specifically for use therein (but in no event shall the assistance in the drafting of all or any portion of the Registration Statement, any Preliminary Prospectus, the Prospectus, such amendment or supplement or such other document of the type referred above by you or your counsel constitute such information). You agree to reimburse the Company and each such other indemnified person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Your indemnification obligations as provided above (i) extend upon the same terms and conditions to, and shall inure to the benefit of, the Company and each of its respective officers, directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act and (ii) are in addition to any liabilities which you may otherwise have under other agreements, under common law or otherwise.

          (c)    Promptly after receipt by an indemnified party under this
                 Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve an indemnifying party from any liability which it or he may have to any indemnified party otherwise than under this Section 10. In case any such action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it or he and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and upon approval by the indemnified party of counsel to the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal expenses subsequently
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
                 incurred by such indemnified party as a result of or in connection with the defense of such action, unless:

                  (1) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, in the event that you and one or more of your directors, officers or controlling persons are the indemnified parties);

                  (2) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or

                  (3) the indemnifying party has authorized the employment of counsel at the expense of the indemnifying party.

          (d) In order to provide for just and equitable contribution under the Securities Act or the Exchange Act in any case in which (1) any person who would be entitled to indemnification pursuant to this Section 10 if enforceable according to its terms makes a claim for indemnification pursuant to this Section 10, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this
                 Section 10 provide for indemnification in such case, or (2) contribution under the Securities Act or the Exchange Act may otherwise be required, you shall contribute to the aggregate losses, claims, damages or liabilities incurred (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys'
                 fees) in either such case (after contribution from others) an amount equal to the product determined by multiplying the total amount of such losses, claims, damages or liabilities by a fraction, the numerator of which equals the fees paid to you under Section 4 plus the amount paid to you under Section 8, and the denominator of which is equal to the aggregate proceeds of the sale of Common Stock in the Offering (before deduction of commissions or expenses), and the Company shall be responsible for the balance of such losses, claims, damages or liabilities; provided, that with respect to the rescission of the sale of any Common Stock, your liability shall not exceed the compensation earned by you under this Agreement with respect to the rescinded sale. If the foregoing allocation is not permitted by law, there shall be considered, in determining

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                 the amount of contribution to which the respective parties are entitled, the relative benefits received by each party from the sale of Common Stock (taking into account the portion of the proceeds of the Offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and you agree that it would not be equitable if the amount of such contribution were determined by pro rata or pro capita allocation. Neither you nor any person controlling you shall be obligated to make contribution hereunder which in the aggregate exceeds the total purchase price of Common Stock sold to subscribers procured by you, less the aggregate amount of any damages which you and your controlling persons have otherwise been required to pay in respect of the same or any substantially similar claim. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Securities Act other than those identified in this Section 10 as being entitled to indemnification. Any of the officers, directors or controlling persons of a Selected Placement Agent (including you) and any officers, directors or controlling persons of the Company shall be entitled to contribution to the same extent as you or the Company.

SECTION 11. Effective Date. This Agreement shall become effective immediately upon execution as to Sections 4, 8 and 10 and, as to all other provisions, at 9:00 A.M., Los Angeles, California, time, on the day following the date upon which the Registration Statement becomes effective, unless such a day is a Saturday, Sunday or holiday (in which event this Agreement shall become effective at such hour on the business day next succeeding such Saturday, Sunday or holiday); notwithstanding the foregoing, this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company (which notice may be oral, to be confirmed promptly in writing).

SECTION 12. Termination. Without limiting the right to terminate this Agreement pursuant to any other provision hereof:

         (a) This Agreement may be terminated by the Company by notice to you or by you by notice to the Company at any time prior to the time this Agreement shall become effective as to all its provisions, and any such termination shall be without liability on the part of the Company or you (except for the fees or expenses to be paid or reimbursed by the Company pursuant to Sections 4 and 8 hereof or paid by the Company pursuant to Section 10 hereof).

         (b) This Agreement may also be terminated by you prior to the final Closing Date if, in your judgment and discretion, the offer, offer for sale, sale and delivery of the Common Stock is rendered impracticable or inadvisable because:
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                  (1)      additional  material  governmental   restrictions  or
                           limitations,  not in force on the date hereof,  shall
                           have  been  imposed   upon   trading  in   securities
                           generally or minimum or maximum prices shall have been generally established on the New York Stock
                           Exchange,    the   American    Stock    Exchange   or
                           over-the-counter, or trading in securities generally shall have been suspended or limited on either such exchange or over-the-counter or a general banking moratorium shall have been established by federal or New York authorities;

                  (2) an outbreak or escalation of hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated to such extent as, in your judgment, to have a material adverse effect on the general securities market or make it impractical or inadvisable to proceed with the Offering;

                  (3) any event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or which is not reflected in the Registration Statement but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect;

                  (4)      the Company  shall have  sustained  a material  loss,
                           whether or not insured, by reason of fire, earthquake, flood, accident or other calamity or from any labor dispute or court or governmental action or decree;

                  (5) the passage by the Congress of the United States or any state legislative body of any act or measure, or the adoption or any proposed adoption of any orders, rules, legislation or regulations by any governmental body, any authoritative accounting institute or board or any governmental executive which is reasonably believed likely by the representative to have a material impact on the business, financial condition or financial statements of the Company, taken as a whole, or the market for the Common Stock; or

                  (6) any material adverse change having occurred since the respective dates as of which information is given in the Registration Statement and the Prospectus in the condition (financial or otherwise) of the Company, taken as a whole, or in the earnings, affairs or business prospects of the Company, taken as a whole, whether or not arising in the ordinary course of business.
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                  Any  termination  pursuant  to this  Section  12(b)  shall  be without liability on the part of any Selected Placement Agent (including you) to the Company, or on the part of the Company to any Selected Placement Agent (including you), except for expenses or fees to be paid or reimbursed by the Company
                  pursuant   to  Section  4  and  8  hereof  and  except  as  to
                  indemnification as provided in Section 10 hereof.

SECTION 13.  Parties.

         (a) This Agreement shall inure to the benefit of and be binding upon you, the Company, and the respective successors and assigns of each.

         (b) No purchaser of Common Stock from you shall be construed as a successor or assign by reason merely of such purchase.

         (c) Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors and counsel referred to in this Agreement, any legal or equitable right, remedy or claim under or in respect to this Agreement or any provision herein contained.

SECTION 14.  Representations and Indemnities to Survive Delivery.

         (a) All representations, warranties, covenants and agreements of the Company and the Managing Placement Agent contained herein or in certificates of officers delivered pursuant hereto, and the indemnity agreement contained in Section 10 hereof, shall survive the delivery and execution of this Agreement and the final Closing Date and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any person controlling you, any Selected Placement Agent or any controlling person thereof, the Company or any of its officers, directors, or controlling persons.

         (b) The indemnification provisions of Section 10 hereof are in addition to any and all remedies or rights which either of the parties hereto may have, including the right to sue and recover damages for any breach of any representation, warranty or covenant made or given by either of the parties hereto to any other party.

SECTION 15. Notices. All communications hereunder will be in writing and will be mailed, delivered, telegraphed or telecopied and confirmed as follows:

         If to the Managing Placement Agent:

                  R.H. Investment Corporation
                  15760 Ventura Boulevard
                  Suite 1732
                  Encino, CA 91403


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         If to the Company:

                  Roex, Inc.
                  2801 Business Center Drive
                  Suite 185
                  Irvine, CA 92612


SECTION 16. Integration. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matters hereof and supersedes all prior agreements and understandings among the parties both written and oral.

SECTION 17. Partial Unenforceability. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.

SECTION 18. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.


If the foregoing is in accordance with your understanding of our agreement, kindly sign and return the enclosed duplicate hereof, whereupon it will become a binding agreement between us in accordance with its terms.

                                                Very truly yours, ROEX, INC.


                           By: /s/ Rodney H. Burreson
                               ------------------------------
                               Rodney H. Burreson, President

Accepted and agreed to as of the day and year first above written.

                          R.H. INVESTMENT CORPORATION


                           By: /s/ Stuart S. Greenberg
                               --------------------------------------
                               Stuart S. Greenberg, Managing Director
















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